EXHIBIT 21.1

LIST OF SUBSIDIARIES OF BELDEN INC.

Entity	Country/State of Incorporation
Anglo-American Cables Ltd.	(Incorporated in the United Kingdom)
Belden 1993 LLC	(Organized in Delaware)
Belden AB	(Incorporated in Sweden)
Belden Asia (Hong Kong) Limited	(Incorporated in Hong Kong)
Belden Asia (Thailand) Company Limited	(Incorporated in Thailand)
Belden Australia Pty Ltd.	(Incorporated in Australia)
Belden Automation (Asia Pacific) Pte. Ltd.	(Incorporated in Singapore)
Belden Brasil Comerical Ltda.	(Incorporated in Brazil)
Belden CDT (Canada) Inc.	(Incorporated in Canada)
Belden CDT European Shared Services B.V.	(Incorporated in The Netherlands)
Belden CDT International Inc.	(Incorporated in Delaware)
Belden CDT Networking, Inc.	(Incorporated in Washington)
Belden Cekan A/S	(Incorporated in Denmark)
Belden Commercial Services B.V.	(Incorporated in The Netherlands)
Belden de Sonora S.A. de C.V.	(Incorporated in Mexico)
Belden Deutschland GmbH	(Incorporated in Germany)
Belden-Duna Kabel Kft	(Incorporated in Hungary)
Belden-EIW GmbH & Co. Kg	(German Limited Partnership)
Belden Electronics Argentina S.A.	(Incorporated in Argentina)
Belden Electronics GmbH	(Incorporated in Germany)
Belden Electronics, S.A. de C.V.	(Incorporated in Mexico)
Belden Europe B.V.	(Incorporated in The Netherlands)
Belden Far East Holdings, B.V.	(Incorporated in The Netherlands)
Belden France SAS	(Incorporated in France)
Belden Global C.V. & Belden Wire & Cable B.V. Finance Gbr	(German Civil Code Partnership)
Belden Global C.V.	(Netherlands Limited Partnership)
Belden Holdings, Inc.	(Incorporated in Delaware)
Belden Iberia SL	(Incorporated in Spain)
Belden India Private Limited	(Incorporated in India)
Belden International Holdings B.V.	(Incorporated in The Netherlands)
Belden Italia SRL	(Incorporated in Italy)
Belden Logistic Services B.V.	(Incorporated in The Netherlands)
Belden LRC Mexico S. de R.L. de C.V.	(Incorporated in Mexico)
Belden Singapore Private Limited	(Incorporated in Singapore)
Belden Technologies, LLC	(Organized in Delaware)
Belden Technologies S.r.l.	(Incorporated in Peru)
Belden UK Limited	(Incorporated in the United Kingdom)
Belden Wire & Cable B.V.	(Incorporated in The Netherlands)
Belden Wire & Cable Company LLC	(Organized in Delaware)
Belden Hirschmann Networking System Trading (Shanghai) Co. Ltd.	(Incorporated in China)
Byres Security Inc.	(Incorporated in Canada)
Cable Design Technologies (Deutschland) GmbH	(Incorporated in Germany)
CDT International Holdings LLC	(Organized in Delaware)
Dalian LTK Electronic Wire Ltd.	(Incorporated in China)
GarrettCom Europe Ltd.	(Incorporated in the United Kingdom)
GarrettCom, Inc.	(Incorporated in California)
GarrettCom India Pvt. Ltd.	(Incorporated in India)
Hirschmann Automation & Control GmbH	(Incorporated in Germany)
Hirschmann Automation & Control K.K.	(Incorporated in Japan)
Hirschmann Automation & Control Ltd.	(Incorporated in the United Kingdom)
Hirschmann Automation & Control (Shanghai) Co. Ltd.	(Incorporated in China)

Entity	Country/State of Incorporation
Hirschmann Electronics GmbH	(Incorporated in Germany)
Hirschmann Electronics (Hong Kong) Co. Ltd	(Incorporated in Hong Kong)
Hirschmann Industries GmbH	(Incorporated in Germany)
Hirschmann Verwaltungs GmbH	(Incorporated in Germany)
Huizhou LTK Electronic Cable Limited	(Incorporated in China)
ITC Industria Tecnica CAVI S.r.l.	(Incorporated in Italy)
LANStore Inc.	(Incorporated in California)
LTK Cable (Chongqing) Company Limited	(Incorporated in China)
LTK Cable Technology Ltd.	(Incorporated in Taiwan)
LTK Electric Wire (Huizhou) Limited	(Incorporated in China)
LTK Industries (Suzhou) Limited	(Incorporated in China)
LTK International Limited	(Incorporated in Hong Kong)
LTK Technologies Co. Limited	(Incorporated in Japan)
LTK Wiring Co. Limited	(Incorporated in Hong Kong)
Lukram Automation	(Incorporated in Czech Republic)
Lukram SRO	(Incorporated in Czech Republic)
Nordx/CDT Limited	(Incorporated in the United Kingdom)
Noslo Limited	(Incorporated in the United Kingdom)
Poliron Cabos Eletricos Especiais Ltda.	(Incorporated in Brazil)
Port GmbH	(Incorporated in Germany)
Raydex/CDT Limited	(Incorporated in the United Kingdom)
Xuzhou Hirschmann Electronics Co. Ltd.	(Incorporated in China)